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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2004

                                 NAVISITE, INC.

             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      000-27597             52-2137343
  (State or Other Jurisdiction   (Commission File Number)    (IRS Employer
        of Incorporation)                                  Identification No.)

                               400 Minuteman Road
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 682-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 30, 2004, NaviSite, Inc. ("NaviSite") entered into a First
Loan Modification Agreement, by and among Silicon Valley Bank, NaviSite,
ClearBlue Technologies Management, Inc., Avasta, Inc., Conxion Corporation and
Intrepid Acquisition Corp. The agreement amended NaviSite's accounts receivable financing agreement with Silicon Valley Bank, among other things, to: (i) base future borrowings on monthly recurring revenue; (ii) increase the maximum borrowing level from $10.0 million to $12.8 million; and (iii) extend the term until January 29, 2006. On February 2, 2004, NaviSite had an outstanding balance under the amended agreement of approximately $7.0 million.

         In connection with the agreement, NaviSite issued a warrant to Silicon
Valley Bank for the purchase of 50,000 shares of common stock at an exercise price of $5.75 per share. The warrant shall be exercisable at any time on or after September 1, 2004. Pursuant to the terms of a Registration Rights
Agreement, dated as of January 30, 2004, by and between NaviSite and Silicon
Valley Bank, NaviSite also granted certain registration rights to Silicon Valley
Bank with respect to the shares of common stock issuable upon exercise of the warrant.

         The foregoing description of the agreement to amend NaviSite's accounts receivable financing agreement and the transactions contemplated thereby and in connection therewith does not purport to be complete and is qualified in its entirety by reference to the full text of the First Loan Modification Agreement, Registration Rights Agreement and Warrant which are filed as exhibits to this Form 8-K and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NaviSite, Inc.

                                  By: /s/ James W. Pluntze
                                     ------------------------------------
Date: February 2, 2004                    James W. Pluntze
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)

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                                  EXHIBIT INDEX

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
Exhibit No.                              Description
-----------                              -----------
   10.1        First Loan Modification Agreement, dated as of January 30, 2004, by and among Silicon Valley Bank, NaviSite, Inc., ClearBlue
               Technologies Management, Inc., Avasta, Inc., Conxion Corporation
               and Intrepid Acquisition Corp.

   10.2 Registration Rights Agreement, dated as of January 30, 2004, by and between Silicon Valley Bank and NaviSite, Inc.

   10.3        Warrant to Purchase Stock, dated January 30, 2004, issued by
               NaviSite, Inc. to Silicon Valley Bank.